SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 - SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date, but the financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2023, up through the date the Company issued the audited consolidated financial statements and identify the understated.

On January 25, 2024, the Company entered into a securities purchase agreement (the “Equity Line Purchase Agreement”) with an accredited investor (the “Equity Line Investor”), Equity Line Purchase Agreement allows the Company to sell up to $500,000 of shares of the Company’s common stock (the “Shares”) which price calculate as 90% of lowest VWAP over 5 days period. Accredited investor can consider to acquire warrants up to up to 55,555,556 Shares being equivalent of $15 million valuation of the outstanding shares during upcoming 5 years (the “Equity Line Warrant”) from the Company.

Pursuant to the Purchase Agreement, the Company agreed to file a resale registration statement covering the resale of the Securities with the SEC and to use best efforts to cause such resale registration statement to be declared effective by the SEC within certain time frames.

At the time of this 10K filing, the S1 has received comments from the SEC which the company is preparing a response to. The company intends to pursue this S1 filing until the SEC issues an 'effective statement' for this S1.